SECURITIES AND EXCHANGE COMMISSION

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


   Date of report (date of earliest event reported):    December 14, 2005
                                                    ----------------------------


                                  BENIHANA INC.
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             (Exact name of registrant as specified in its charter)


          Delaware                       0-26396                  65-0538630
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(State or other jurisdiction           (Commission             (I.R.S. Employer
     of incorporation)                 File Number)          Identification No.)


8685 Northwest 53rd Terrace, Miami, Florida                        33166
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 (Address of principal executive offices)                        (Zip Code)

     Registrant's telephone number, including area code:   (305) 593-0770
                                                        ----------------------


                                      None
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           Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities
Act (17CFR230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
Act (17 CFR240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c))


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     Item 8.01   Other Events
                 ------------

     On December 14, 2005, the Company commenced an action in federal district court in Miami against Providence Recovery Partners, the Benihana Protective Trust and certain of their respective principals. A copy of the press release is included with this Report as Exhibit 99.1.

     Item 9.01   Financial Statements and Exhibits
                 ---------------------------------

          (c) Exhibit 99.1. Press Release of Benihana Inc. dated December 14, 2005.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                               BENIHANA INC.



Dated: December 14, 2005                       By:  /s/ Michael R. Burris
                                               ---------------------------------
                                               Michael R. Burris
                                               Senior Vice President of
                                               Finance and Treasurer